Exhibit 99.3

Targa Resources Partners LP

Unaudited Pro Forma Condensed Combined Financial Statements

Introduction

The unaudited pro forma condensed combined financial statements of Targa Resources Partners LP (“the Partnership”) as of March 31, 2010, for the years ended December 31, 2009, 2008 and 2007, and for the three months ended March 31, 2010 and 2009 are based upon the historical audited and unaudited financial statements of the Partnership and the Targa Resources Permian and Straddle Operations, which owns the Permian and Straddle Business. The Partnership and the Targa Resources Permian and Straddle Operations are controlled by a common parent entity, Targa Resources, Inc. (“Targa”). The acquisition of the Permian and Straddle Business by the Partnership is accounted for and presented herein under common control accounting. Under common control accounting, the Permian and Straddle Business’ assets and liabilities are recorded by the Partnership at their historical book values with an adjustment to owners’ equity recorded for the difference between such historical values and the acquisition proceeds.

The unaudited pro forma condensed combined balance sheet as of March 31, 2010 has been prepared as if the Partnership’s acquisition of the Permian and Straddle Business occurred on March 31, 2010. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2009, 2008 and 2007 and the three months ended March 31, 2010 and 2009 have been prepared as if the Partnership’s acquisition of the Permian and Straddle Business occurred on January 1, 2007, because during such periods the businesses were under the common controlling ownership of Targa Resources, Inc. The rates used in our presentations regarding debt financing represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying the unaudited pro forms condensed combined financial statements.

The Partnership acquired the Permian and Straddle Business for aggregate consideration of $420.0 million, subject to certain adjustments.

The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effect of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership.

The unaudited pro forma condensed combined financial statements of the Partnership have been derived from the historical financial statements of the Partnership and the Permian and Straddle Business and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of the Permian and Straddle Businesses on the dates indicated or which could be obtained in the future.

The Partnership primarily financed its acquisition of the Permian and Straddle Business through borrowings under its senior secured revolving credit facility.

The pro forma financial statements reflect the following transactions:

•	the borrowing of $411.8 million under our senior secured revolving credit facility;

•	our purchase from Targa of the Permian and Straddle Business; and

•
the distribution to Targa of the aggregate consideration consisting of $420.0 million in cash, which includes the repayment of $332.8 million of the Permian and Straddle Business’ affiliate indebtedness payable to Targa.

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
MARCH 31, 2010
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$66.2	$-	$411.8	(b)	$58.0
			(420.0)	(c)
Trade receivables, net of allowances of $7.7 million	247.3	67.6	-		314.9
Receivables from affiliates	-	39.5	(39.5)	(a)	-
Inventory	25.2	-	-		25.2
Assets from risk management activities	32.6	5.0	-		37.6
Other current assets	0.6	0.3	-		0.9
Total current assets	371.9	112.4	(47.7)		436.6
Property, plant and equipment, at cost	2,109.0	394.1	-		2,503.1
Accumulated depreciation	(444.1)	(92.4)	-		(536.5)
Property, plant and equipment, net	1,664.9	301.7	-		1,966.6
Long-term assets from risk management activities	14.6	3.3	-		17.9
Investment in unconsolidated affiliate	18.0	-	-		18.0
Other long-term assets	18.7	0.9	-		19.6
Total assets	$2,088.1	$418.3	$(47.7)		$2,458.7

LIABILITIES AND OWNERS' EQUITY
Current liabilities:
Accounts payable to third parties	$123.8	$12.0	$-		$135.8
Accounts payable to affiliates	79.8	6.5	(39.5)	(a)	46.8
Accrued liabilities	108.5	96.2	-		204.7
Liabilities from risk management activities	15.1	3.7	-		18.8
Income tax liability	-	0.1	-		0.1
Total current liabilities	327.2	118.5	(39.5)		406.2
Long-term debt payable to third parties	747.3	-	411.8	(b)	1,159.1
Long-term debt payable to Targa Resources, Inc.	-	332.8	(332.8)	(d)	-
Long-term liabilities from risk management activities	16.9	3.1	-		20.0
Deferred income taxes	5.5	1.0	-		6.5
Other long-term liabilities	6.6	11.2	-		17.8

Commitments and contingencies

Owners' equity:
Common unitholders (67,980,596 units issued and
outstanding as of March 31, 2010)	965.0	-	(132.8)	(c)	832.2
General partner (1,387,360 units issued and
outstanding as of March 31, 2010)	12.6	-	(2.7)	(c)	9.9
Net parent investment	-	(48.3)	420.0	(c)	-
			(371.7)	(c)
Accumulated other comprehensive income (loss)	(6.2)	-	-		(6.2)
	971.4	(48.3)	(87.2)		835.9
Noncontrolling interest in subsidiary	13.2	-	-		13.2
Total owners' equity	984.6	(48.3)	(87.2)		849.1
Total liabilities and owners' equity	$2,088.1	$418.3	$(47.7)		$2,458.7

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2010
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$1,259.3	$185.6	$-		$1,444.9
Revenues from affiliates	87.9	232.6	(320.4)	(a)	0.1
Total operating revenues	1,347.2	418.2	(320.4)		1,445.0
Costs and expenses:
Product purchases from third parties	922.9	268.6	-		1,191.5
Product purchases from affiliates	299.8	119.9	(311.6)	(a)	108.1
Operating expenses from third parties	43.8	7.2	-		51.0
Operating expenses from affiliates	8.8	-	(8.8)	(a)	-
Depreciation and amortization expenses	25.8	5.8	-		31.6
General and administrative expenses	16.5	4.8	-		21.3
	1,317.6	406.3	(320.4)		1,403.5
Income from operations	29.6	11.9	-		41.5
Other income (expense):
Interest expense from Targa	-	(5.8)	5.8	(e)	-
Other interest expense, net	(15.3)	-	(1.4)	(e)	(16.7)
Equity in earnings of unconsolidated investment	0.3	-	-		0.3
Gain (loss) on mark-to-market derivative instruments	(0.4)	10.4	-		10.0
Income before income taxes	14.2	16.5	4.4		35.1
Income tax expense:
Current	(0.7)	(0.1)	-		(0.8)
Deferred	(0.6)	(0.1)	-		(0.7)
	(1.3)	(0.2)	-		(1.5)
Net income attributable to Targa Resources Partners LP	12.9	16.3	4.4		33.6
Less: Net income attributable to noncontrolling interest	0.3	-	-		0.3
Net income attributable to Targa Resources Partners LP	$12.6	$16.3	$4.4		$33.3

Net income per limited partner unit - basic and diluted	$0.14				$0.20
Weighted average limited partner units outstanding - basic and diluted	68.0				68.0

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2009
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$864.4	$105.7	$-		$970.1
Revenues from affiliates	51.6	109.0	(145.1)	(a)	15.5
Total operating revenues	916.0	214.7	(145.1)		985.6
Costs and expenses:
Product purchases from third parties	667.8	121.6	-		789.4
Product purchases from affiliates	139.7	74.5	(138.8)	(a)	75.4
Operating expenses from third parties	42.8	9.4	-		52.2
Operating expenses from affiliates	6.1	0.2	(6.3)	(a)	-
Depreciation and amortization expenses	24.8	5.4	-		30.2
General and administrative expenses	16.1	5.1	-		21.2
	897.3	216.2	(145.1)		968.4
Income from operations	18.7	(1.5)	-		17.2
Other income (expense):
Interest expense from affiliate	(14.8)	-	-		(14.8)
Interest expense from Targa	-	(5.8)	5.8	(e)	-
Other interest expense, net	(9.6)	-	(2.1)	(e)	(11.7)
Equity in earnings of unconsolidated investment	0.1	-	-		0.1
Gain on mark-to-market derivative instruments	-	5.5	-		5.5
Other	0.7	-	-		0.7
Income before income taxes	(4.9)	(1.8)	3.7		(3.0)
Income tax expense:
Current	(0.1)	-	-		(0.1)
Deferred	(0.4)	(0.1)	-		(0.5)
	(0.5)	(0.1)	-		(0.6)
Net loss attributable to Targa Resources Partners LP	(5.4)	(1.9)	3.7		(3.6)
Less: Net loss attributable to noncontrolling interest	(0.1)	-	-		(0.1)
Net loss attributable to Targa Resources Partners LP	$(5.3)	$(1.9)	$3.7		$(3.5)

Net loss per limited partner unit - basic and diluted	$(0.09)				$(0.10)
Weighted average limited partner units outstanding - basic and diluted	46.2				46.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$3,897.7	$477.5	$-		$4,375.2
Revenues from affiliates	197.9	558.4	(740.3)	(a)	16.0
Total operating revenues	4,095.6	1,035.9	(740.3)		4,391.2
Costs and expenses:
Product purchases from third parties	2,830.6	657.7	-		3,488.3
Product purchases from affiliates	755.0	279.3	(713.0)	(a)	321.3
Operating expenses from third parties	158.3	32.8	-		191.1
Operating expenses from affiliates	26.8	0.5	(27.3)	(a)	-
Depreciation and amortization expenses	101.2	23.9	-		125.1
General and administrative expenses	78.9	21.7	-		100.6
Other	(0.8)	0.1	-		(0.7)
	3,950.0	1,016.0	(740.3)		4,225.7
Income from operations	145.6	19.9	-		165.5
Other income (expense):
Interest expense from affiliate	(43.4)	-	-		(43.4)
Interest expense from Targa	-	(23.2)	23.2	(e)	-
Other interest expense, net	(52.0)	-	(7.0)	(e)	(59.0)
Equity in earnings of unconsolidated investment	5.0	-	-		5.0
Loss on debt repurchases	(1.5)	-	-		(1.5)
Gain (loss) on mark-to-market derivative instruments	0.8	(16.0)	-		(15.2)
Other	0.7	-	-		0.7
Income (loss) before income taxes	55.2	(19.3)	16.2		52.1
Income tax expense:
Current	(0.2)	-	-		(0.2)
Deferred	(0.8)	(0.2)	-		(1.0)
	(1.0)	(0.2)	-		(1.2)
Net income (loss)	54.2	(19.5)	16.2		50.9
Less: Net income attributable to noncontrolling interest	2.2	-	-		2.2
Net income (loss) attributable to Targa Resources Partners LP	$52.0	$(19.5)	$16.2		$48.7

Net income per limited partner unit - basic and diluted	$0.86				$1.18
Weighted average limited partner units outstanding - basic and diluted	51.2				51.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$7,012.3	$774.9	$-		$7,787.2
Revenues from affiliates	489.8	1,019.0	(1,458.1)	(a)	50.7
Total operating revenues	7,502.1	1,793.9	(1,458.1)		7,837.9
Costs and expenses:
Product purchases from third parties	5,853.1	926.5	-		6,779.6
Product purchases from affiliates	1,097.7	719.2	(1,398.8)	(a)	418.1
Operating expenses from third parties	195.2	31.8	-		227.0
Operating expenses from affiliates	58.8	0.5	(59.3)	(a)	-
Depreciation and amortization expenses	97.8	21.7	-		119.5
General and administrative expenses	68.6	16.9	-		85.5
Other	(0.9)	6.3	-		5.4
	7,370.3	1,722.9	(1,458.1)		7,635.1
Income from operations	131.8	71.0	-		202.8
Other income (expense):
Interest expense from affiliate	(59.2)	-	-		(59.2)
Interest expense from Targa	-	(23.2)	23.2	(e)	-
Other interest expense, net	(37.9)	-	(18.1)	(e)	(56.0)
Equity in earnings of unconsolidated investment	3.9	-	-		3.9
Gain on debt repurchases	13.1	-	-		13.1
Gain (loss) on mark-to-market derivative instruments	(1.0)	31.6	-		30.6
Other	1.4	11.5	-		12.9
Income before income taxes	52.1	90.9	5.1		148.1
Income tax expense:
Current	(0.6)	-	-		(0.6)
Deferred	(1.8)	(0.5)	-		(2.3)
	(2.4)	(0.5)	-		(2.9)
Net income	49.7	90.4	5.1		145.2
Less: Net income attributable to noncontrolling interest	0.3	-	-		0.3
Net income attributable to Targa Resources Partners LP	$49.4	$90.4	$5.1		$144.9

Net income per limited partner unit - basic and diluted	$1.83				$1.94
Weighted average limited partner units outstanding - basic and diluted	46.2				46.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
					Targa
	Targa	Permian/			Resources
	Resources	Straddle	Pro Forma		Partners LP
	Partners LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$6,426.3	$655.6	$-		$7,081.9
Revenues from affiliates	417.4	876.8	(1,272.5)	(a)	21.7
Total operating revenues	6,843.7	1,532.4	(1,272.5)		7,103.6
Costs and expenses:
Product purchases from third parties	5,349.2	809.4	-		6,158.6
Product purchases from affiliates	952.8	587.4	(1,227.3)	(a)	312.9
Operating expenses from third parties	175.1	33.9	-		209.0
Operating expenses from affiliates	44.5	0.7	(45.2)	(a)	-
Depreciation and amortization expenses	93.5	20.8	-		114.3
General and administrative expenses	64.0	25.8	-		89.8
Other	(0.3)	0.2	-		(0.1)
	6,678.8	1,478.2	(1,272.5)		6,884.5
Income from operations	164.9	54.2	-		219.1
Other income (expense):
Interest expense from affiliate	(58.5)	-	-		(58.5)
Interest expense from Targa	-	(23.2)	23.2	(e)	-
Interest expense allocated from Targa	(19.4)	-	-		(19.4)
Other interest expense, net	(21.5)	-	(27.6)	(e)	(49.1)
Equity in earnings of unconsolidated investment	3.5	-	-		3.5
Loss on mark-to-market derivative instruments	(30.2)	(31.8)	-		(62.0)
Other	(1.1)	0.3	-		(0.8)
Income (loss) before income taxes	37.7	(0.5)	(4.4)		32.8
Income tax expense:
Current	(0.6)	-	-		(0.6)
Deferred	(1.9)	(0.4)	-		(2.3)
	(2.5)	(0.4)	-		(2.9)
Net income (loss)	35.2	(0.9)	(4.4)		29.9
Less: Net income attributable to noncontrolling interest	0.1	-	-		0.1
Net income (loss) attributable to Targa Resources Partners LP	$35.1	$(0.9)	$(4.4)		$29.8

Net income per limited partner unit - basic and diluted	$0.81				$0.68
Weighted average limited partner units outstanding - basic and diluted	34.0				34.0

TARGA RESOURCES PARTNERS LP
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

The unaudited pro forma combined financial statements of Targa Resources Partners LP (“the Partnership”) as of March 31, 2010, for the years ended December 31, 2009, 2008 and 2007, and for the three months ended March 31, 2010 and 2009 are based upon the historical audited and unaudited financial statements of the Partnership and the Targa Resources Permian and Straddle Operations, which owns the Permian and Straddle Business. The Partnership and the Targa Resources Permian and Straddle Operations are controlled by a common parent entity, Targa Resources, Inc. (“Targa”). The acquisition of the Permian and Straddle Business by the Partnership is accounted for and presented herein under common control accounting. Under common control accounting, the Permian and Straddle Business’ assets and liabilities are recorded by the Partnership at their historical book values with an adjustment to owners’ equity recorded for the difference between such historical values and the acquisition proceeds.

The unaudited pro forma combined balance sheet as of March 31, 2010 has been prepared as if the Partnership’s acquisition of the Permian and Straddle Business occurred on March 31, 2010. The unaudited pro forma combined statements of operations for the years ended December 31, 2009, 2008 and 2007 and the three months ended March 31, 2010 and 2009 have been prepared as if the Partnership’s acquisition of the Permian and Straddle Business occurred on January 1, 2007. The rates used in our presentations regarding debt financing represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. The unaudited pro forma combined financial statements should be read in conjunction with the notes accompanying the unaudited pro forma combined financial statements.

The Partnership acquired the Permian and Straddle Business for aggregate consideration of $420.0 million, subject to certain adjustments.

The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership.

The unaudited pro forma combined financial statements of the Partnership have been derived from the historical financial statements of the Partnership and the Permian and Straddle Business and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma combined financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of the Permian and Straddle Businesses on the dates indicated or which could be obtained in the future.

The Partnership financed its acquisition of the Permian and Straddle Business through borrowings under its senior secured revolving credit facility.

The pro forma financial statements reflect the following transactions:

•	the borrowing of $411.8 million under our senior secured revolving credit facility;

•	our purchase from Targa of the Permian and Straddle Business;

•
the distribution to Targa of the aggregate consideration consisting of $420.0 million in cash, which includes the repayment of $332.8 million of the Permian and Straddle Business’ affiliate indebtedness payable to Targa.

Note 2—Pro Forma Adjustments and Assumptions

(a)	Reflects the elimination of affiliate receivable/payable and affiliate revenues and expenses between Targa Resources Partners LP and the Permian and Straddle Business.

(b)	Reflects the borrowing of $411.8 million under our senior secured credit facility.

(c)	Reflects the payment to Targa of the aggregate consideration of $420.0 million.

The pro forma transaction adjustments associated with the payment are (in millions):

Repayment of affiliated indebtedness payable to Targa	$332.8
Noncash contribution from Targa	(48.3)
Adjustments for purchase of assets under common control:
Common unitholders	132.8
General partner	2.7
$420.0

(d)	Reflects the repayment of $332.8 million of the Permian and Straddle Business’ affiliate indebtedness payable to Targa.

(e)
Reflects the reversal of interest expense associated with the affiliated indebtedness repaid and interest expense on $411.8 million in borrowings under our senior secured credit facility incurred in connection with the acquisition as though such transactions had occurred January 1, 2007. Interest is calculated at an estimated annual rate of 1.4% and 2.0% for the three months ended March 31, 2010 and 2009, and 1.7%, 4.4% and 6.7% for the years ended December 31, 2009, 2008 and 2007. These rates represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. A one-eighth percentage point change in the interest rate would change pro forma interest expense by $0.1 million for the three months ended March 31, 2010 and 2009, and $0.5 million for the years ended December 31, 2009, 2008 and 2007.